MIDAMERICAN ENERGY HOLDINGS COMPANY


                 EXECUTIVE VOLUNTARY DEFERRED COMPENSATION PLAN


                                  PLAN DOCUMENT


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                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                 EXECUTIVE VOLUNTARY DEFERRED COMPENSATION PLAN

                       ARTICLE I - PURPOSE; EFFECTIVE DATE


1.1. PURPOSE. The purpose of this Executive Voluntary Deferred Compensation Plan (hereinafter, the "Plan") is to permit a select group of management and highly compensated employees of MidAmerican Energy Holdings Company and its subsidiaries to defer the receipt of income which would otherwise become payable to them. It is intended that this Plan, by providing this deferral opportunity, will assist the in retaining and attracting individuals of exceptional ability by providing them with these benefits.

1.2.  EFFECTIVE DATE.  The Plan shall be effective as of July 1, 1999.


                            ARTICLE II - DEFINITIONS

For the purpose of this Plan, the following terms shall have the meanings indicated, unless the context clearly indicates otherwise:


2.1. ACCOUNT(S). "Account(s)" means the account or accounts maintained on the books of the Company used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets. The Accounts available for each Participant shall be identified as:

     a) Retirement Account;

     b) In-Service Account; and,

     c) Education Account.

2.2. ACTUARIAL EQUIVALENT. "Actuarial Equivalent" means an equivalence in value between two (2) or more forms and/or times of payment based on a determination by an actuary chosen by the Company, using sound actuarial assumptions at the time of such determination, and may be modified from time to time consistent with sound actuarial assumptions at that time.

2.3. BENEFICIARY.   "Beneficiary"  means  the  person,   persons  or  entity  as
     designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

2.4. BOARD. "Board" means the Board of Directors of the Company.

                                      -2-
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2.5. CHANGE IN CONTROL.  "Change in Control" means (i) approval by the Company's stockholders  of

     (a)  the dissolution of the Company,

     (b) a merger or consolidation of the Company where the Company is not the surviving corporation, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

     (c) a reverse merger in which the Company survives as an entity but in which securities possessing more than 50 percent of the total combined voting power of the Company's securities are transferred to a person or persons different from those who hold such securities immediately prior to the merger or

     (d) the sale or other disposition of all or substantially all of the Company's assets;

          (ii) the direct or indirect acquisition by any Person or related group of Persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a Person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than 50 percent of the total combined voting power of the Company's outstanding voting securities; or

          (iii)a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members cease, by reason of one or more contested elections for board membership or by one or more actions by written consent of stockholders, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

2.6. COMMITTEE. "Committee" means the Committee appointed by the Board to administer the Plan pursuant to Article VII.

2.7. COMPANY. "Company" means MidAmerican Energy Holdings Company, a Des Moines,
     Iowa  based  corporation,   and  any  directly  or  indirectly   affiliated
     subsidiary corporations, any other affiliate designated by the Board, or any successor to the business thereof. For purposes of this Plan, MidAmerican Energy Holdings Company, and each subsidiary, affiliate and successor shall be treated as the Company with respect to its employees only.
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2.8. COMPENSATION.  "Compensation" means the base salary payable to and bonus or incentive compensation earned by a Participant with respect to employment services performed for the Company by the Participant and considered to be "wages" for purposes of federal income tax withholding. For purposes of this Plan only, Compensation shall be calculated before reduction for any amounts deferred by the Participant pursuant to the Company's tax qualified plans which may be maintained under Section 401(k) or Section 125 of the Internal Revenue Code of 1986, as amended, (the "Code"), or pursuant to this Plan or any other non-qualified plan which permits the voluntary deferral of compensation. Inclusion of any other forms of compensation is subject to Committee Approval.

2.9. DEFERRAL COMMITMENT. "Deferral Commitment" means a commitment made by a Participant to defer a portion of Compensation as set forth in Article III. The Deferral Commitment shall apply to each payment of salary and/or bonus payable to a Participant, and shall specify the Account or Accounts to which the Compensation deferred shall be allocated. Such allocation shall be made in whole percentages and shall be made in a form acceptable to the Committee.

     A Deferral Commitment shall remain in effect until amended or revoked as provided under Section 3.2 (b), below.

2.10.DEFERRAL PERIOD. "Deferral Period" means each calendar year, except that the initial Deferral Period shall be July 1, 1999 through and including December 31, 1999.

2.11.DETERMINATION DATE. "Determination Date" means the last day of each calendar month.

2.12.DISABILITY.   "Disability"  means  a  physical  or  mental  condition  that prevents the Participant from satisfactorily performing the Participant's usual duties for Company. The Committee shall determine the existence of Disability, in its sole discretion, and may rely on advice from a medical examiner satisfactory to the Committee in making the determination.

2.13.DISCRETIONARY CONTRIBUTION. "Discretionary Contribution" means the Company contribution credited to a Participant's Account(s) under Section 4.4, below.

2.14.EARNINGS.   "Earnings"   means  the  amount  credited  to  a  Participant's
     Account(s) on each Determination Date, which shall be based on the Valuation Funds chosen by the Participant as provided in Section 2.21, below and in a manner consistent with Section 4.3, below. Such credits to a Participant's Account may be either positive or negative to reflect the increase or decrease in value of the Account in accordance with the provisions of this Plan.

2.15.FINANCIAL HARDSHIP. "Financial Hardship" means a severe financial hardship of the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant. Financial Hardship shall be determined based upon such standards as are, from time to time, established by the Committee, and such determination shall be in the sole discretion of the Committee.
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2.16.FORM OF PAYMENT  DESIGNATION.  "Form of Payment Designation" means the form prescribed by the Committee and completed by the Participant, indicating the chosen form of payment for benefits payable from each Account under this Plan, as elected by the Participant.

2.17.401(K) PLAN.  "401(k) Plan" means the MidAmerican Energy Company Retirement
     Savings Plan, or any other successor defined contribution plan maintained by the Company that qualifies under Section 401(a) of the Code and satisfies the requirements of Section 401(k) of the Code.

2.18.PARTICIPANT.  "Participant" means any employee who is eligible, pursuant to
     Section 3.1, below, to participate in this Plan, and who has elected to defer Compensation under this Plan in accordance with Article III, below. Such employee shall remain a Participant in this Plan for the period of deferral and until such time as all benefits payable under this Plan have been paid in accordance with the provisions hereof.

2.19.PLAN.  "Plan"  means the  MidAmerican  Energy  Holdings  Company  Executive
     Voluntary Deferred Compensation Plan as amended from time to time.

2.20.RETIREMENT. "Retirement" means the termination of employment with the Company of the Participant after attaining age fifty-five (55).

2.21.VALUATION FUNDS. "Valuation Funds" means one or more of the independently established funds or indices that are identified and listed by the Committee. These Valuation Funds are used solely to calculate the Earnings that are credited to each Participant's Account(s) in accordance with
     Article IV, below, and does not represent, nor should it be interpreted to convey any beneficial interest on the part of the Participant in any asset or other property of the Company. The determination of the increase or decrease in the performance of each Valuation Fund shall be made by the Committee in its reasonable discretion. The Committee shall select the various Valuation Funds available to the Participants with respect to this Plan and shall set forth a list of these Valuation Funds attached hereto as Exhibit A, which may be amended from time to time in the discretion of the Committee.


                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1. ELIGIBILITY AND PARTICIPATION.

     a) Eligibility. Eligibility to participate in the Plan shall be limited to those select key employees of Company who are designated by management, from time to time, and approved by the Committee.

     b) Participation. An employee's participation in the Plan shall be effective upon notification to the employee by the Committee of eligibility to participate, and completion and submission of a Deferral Commitment, Distribution Election, Allocation Form, and Beneficiary Designation to the Committee no later than thirty (30) days prior to the beginning of the Deferral Period.

                                      -5-
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     c)   FIRST-YEAR PARTICIPATION. When an individual first becomes eligible to participate during a Deferral Period, a Deferral Commitment may be submitted to the Committee within thirty (30) days after the Committee notifies the individual of eligibility to participate. Such Deferral Commitment will be effective only with regard to Compensation earned and payable following submission of the Deferral Commitment to the Committee.

3.2. FORM OF DEFERRAL. A Participant may elect a Deferral Commitment as follows:

     a) FORM OF DEFERRAL COMMITMENT. A Deferral Commitment shall be made with respect to each payment of salary and/or bonus payable by the Company to a Participant during the Deferral Period, and shall designate the portion of each deferral that shall be allocated among the various Accounts. The Participant shall set forth the amount to be deferred as a full percentage of salary and/or bonus (the Participant may designate a different percentage of salary and bonus that is to be deferred under this Plan). Salary Deferral Commitments shall be made in roughly equal amounts over the calendar year. In addition, the Deferral Commitment shall specify the Participant's initial allocation of the amounts deferred into each Account among the various available Valuation Funds.

     b) PERIOD OF COMMITMENT. Once a Participant has made a Deferral Commitment, that Commitment shall remain in effect for that Deferral Period and shall remain in effect for all future Deferral Periods unless revoked or amended in writing by the Participant and delivered to the Committee no later than thirty (30) days prior to the beginning of a subsequent Deferral Period.

3.3. LIMITATIONS ON DEFERRAL COMMITMENTS. The following limitations shall apply to a Deferral Commitment, subject to amendment by the Committee upon providing written notice to all Participants:

     a) MAXIMUM. The maximum amount of each payment of base salary that may be deferred shall be 50 percent (50%), and the maximum amount of each payment of bonus or incentive compensation that may be deferred shall be 100 percent (100%) less applicable taxes.

     b) MINIMUM. The minimum amount of each payment of base salary that may be deferred shall be 1 percent (1%), and the minimum amount of each payment of bonus or incentive compensation that may be deferred shall be 1 percent (1%).

3.4. COMMITMENT LIMITED BY TERMINATION. If a Participant terminates employment with Company prior to the end of the Deferral Period, the Deferral Period shall end as of the date of termination.

3.5. MODIFICATION OF DEFERRAL COMMITMENT. Except as provided in Section 5.5 below, a Deferral Commitment shall be irrevocable by the Participant during a Deferral Period.
                                    -6-
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3.6. CHANGE  IN  EMPLOYMENT   STATUS.   If  the  Committee   determines  that  a
     Participant's employment performance is no longer at a level that warrants reward through participation in this Plan, but does not terminate the Participant's employment with Company, the Participant's existing Deferral Commitment shall terminate at the end of the Deferral Period, and no new Deferral Commitment may be made by such Participant after notice of such determination is given by the Board, unless the Participant later satisfies the requirements of 3.1, above. If the Committee, in its sole discretion, determines that the Participant no longer qualifies as a member of a select group of management or highly compensated employees, as determined in accordance with the Employee Retirement Income Security Act of 1974, as amended, the Committee may, in its sole discretion terminate any Deferral Commitment for that year, prohibit the Participant from making any future Deferral Commitments and/or distribute the Participant's Account Balances in accordance with Article V of this Plan as if the Participant had terminated employment with the Company as of that time.


                   ARTICLE IV - DEFERRED COMPENSATION ACCOUNT

4.1. ACCOUNTS. The Compensation deferred by a Participant under the Plan, any Discretionary Contributions and Earnings shall be credited to the Participant's Account(s). Separate accounts may be maintained to reflect the different Accounts chosen by the Participant, and the Participant shall designate the portion of each deferral that will be credited to each Account as set forth in Section 3.2(a), above. These Accounts shall be used solely to calculate the amount payable to each Participant under this Plan and shall not constitute a separate fund of assets.

4.2. TIMING OF CREDITS; WITHHOLDING. A Participant's deferred Compensation shall be credited to each Account designated by the Participant on the 15th day of each month or the last business day of each month consistent with normal payroll processing. Bonus Compensation will be credited when it would normally be payable to the participant. Any Discretionary Contributions shall be credited to the appropriate Account(s) as provided by the Committee. Any withholding of taxes or other amounts with respect to deferred Compensation that is required by local, state or federal law shall be withheld from the Participant's corresponding non-deferred portion of the Compensation to the maximum extent possible, and any remaining amount shall reduce the amount credited to the Participant's Account in a manner specified by the Committee.

4.3. VALUATION FUNDS. A Participant shall designate, at a time and in a manner acceptable to the Committee, one or more Valuation Funds for each Account for the sole purpose of determining the amount of Earnings to be credited or debited to such Account. Such election shall designate the portion of each deferral of Compensation made into each Account that shall be allocated among the available Valuation Fund(s), and such election shall apply to each succeeding deferral of Compensation until such time as the Participant shall file a new election with the Committee. Upon notice to the Committee, the Participant may also reallocate the balance in each Valuation Fund among the other available Valuation Funds as of the next succeeding Determination Date, but in no event shall such re-allocation occur more frequently than monthly.

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4.4. DISCRETIONARY  CONTRIBUTIONS.  Company may make Discretionary Contributions to a Participant's Account. Discretionary Contributions shall be credited at such times and in such amounts as recommended by the Committee and approved by the Compensation Committee of the Board, or the Board in its sole discretion shall determine. Unless the Committee specifies otherwise, such Discretionary Contribution shall be allocated among the various Accounts in the same proportion as set forth in section 4.1, above.

4.5. DETERMINATION  OF  ACCOUNTS.   Each   Participant's   Account  as  of  each
     Determination Date shall consist of the balance of the Account as of the immediately preceding Determination Date, adjusted as follows:

     a) NEW DEFERRALS. Each Account shall be increased by any deferred Compensation credited since such prior Determination Date in the proportion chosen by the Participant.

     b) DISCRETIONARY CONTRIBUTIONS. Each Account shall be increased by any Discretionary Contributions credited since such prior Determination Date in the same proportion chosen by the Participant with respect to new deferrals as set forth above.

     c) DISTRIBUTIONS. Each Account shall be reduced by the amount of each benefit payment made from that Account since the prior Determination Date. Distributions shall be deemed to have been made proportionally from each of the Valuation Funds maintained within such Account based on the proportion that such Valuation Fund bears to the sum of all Valuation Funds maintained within such Account for that Participant as of the Determination Date immediately preceding the date of payment.

     d) EARNINGS. Each Account shall be increased or decreased by the Earnings credited to such Account since such Determination Date as though the balance of that Account as of the beginning of the current month had been invested in the applicable Valuation Funds chosen by the Participant.

4.6. VESTING OF ACCOUNTS. Each Participant shall be one hundred percent (100%) vested at all times in the amount of Compensation elected to be deferred under this Plan and Earnings thereon, except that the Committee may provide that the amount of any Discretionary Contribution and Earnings thereon shall become vested as determined by the Compensation Committee of the Board.

4.7. STATEMENT OF ACCOUNTS. The Committee shall give to each Participant a statement showing the balances in the Participant's Account on a quarterly basis.


                            ARTICLE V - PLAN BENEFITS


5.1. RETIREMENT ACCOUNT. The Participant's Retirement Account shall be distributed to the Participant upon the termination of employment with the Company. Benefits under this section shall be payable as soon as administratively practical after termination of employment. The form of benefit payment shall be that form selected by the Participant pursuant to
     Section 5.6, below, except that if the Participant terminates employment with the Company prior to

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     Retirement,  the full amount of the  Retirement  Account shall be paid in a lump sum payable as soon as administratively practical.

5.2. IN-SERVICE ACCOUNT. The Participant's In-Service Account shall be distributed to the Participant upon the date chosen by the Participant in the first Deferral Commitment which designated a portion of the Compensation deferred be allocated to the In-Service Account. The form of benefit payment shall be that form selected by the Participant pursuant to
     Section 5.6, below. However, if the Participant terminates employment with the Company prior to the date so chosen by the Participant, the In-Service Account shall be added to the Retirement Account as of the date of termination of service and shall be paid in accordance with the provisions of Section 5.1, above.

5.3. EDUCATIONAL ACCOUNT. The Participant's Educational Account shall be distributed to the Participant upon the date chosen by the Participant in the first Deferral Commitment which designated a portion of the Compensation deferred be allocated to the Educational Account. The balance of that Account shall be distributed to the Participant in four (4) annual installments; the annual payment amount shall be equal to the balance of the Account immediately prior to the payment, multiplied by a fraction, the numerator of which is one (1) and the denominator of which commences at four (4) and is reduced by one (1) in each succeeding year. However, if the Participant terminates employment with the Company prior to the date so chosen by the Participant, the Educational Account shall be added to the Retirement Account as of the date of termination of service and shall be paid in accordance with the provisions of Section 5.1, above.

5.4. DEATH BENEFIT. Upon the death of a Participant prior to the commencement of benefits under this Plan from any Account, Company shall pay to the Participant's beneficiary an amount equal to the Account balance in that Account in a manner chosen by the Participant in the most recent Deferral Commitment. In the event of the death of the Participant after the commencement of benefits under this Plan from any Account, the benefits from that Account(s) shall be paid to the Participant's designated Beneficiary from that Account at the same time and in the same manner as if the Participant had survived.

5.5. HARDSHIP DISTRIBUTIONS. Upon a finding that a Participant has suffered a Financial Hardship or Disability, the Committee may, in its sole discretion, amend the existing Deferral Commitment, or make distributions from any or all of the Participant's Accounts. The amount of such distribution shall be limited to the amount reasonably necessary to meet the Participant's needs resulting from the Financial Hardship or Disability, and will not exceed the Participant's Account balances. If payment is made due to Financial Hardship, the Participant's deferrals under this Plan shall cease for the period of the Financial Hardship or Disability and for twelve (12) months thereafter. Any resumption of the Participant's deferrals under the Plan after such twelve (12) month period shall be made only at the election of the Participant in accordance with
     Article III herein.

5.6. FORM OF PAYMENT. Unless otherwise specified in paragraphs 5.2 or 5.3, the benefits payable from any Account under this Plan shall be paid in the form of benefit as provided below, and specified by the Participant in the Form of Payment Designation. The most recently submitted Form of Payment Designation shall be effective for the entire Account balance unless amended in writing by the Participant and delivered to the Committee. If, at the time payment of benefits under this Plan become due and payable, the Participant's most recent election as to the form of payment was made within one (1) year of such payment, then the most recent election made by the Participant more that one year prior to the time of payment shall be used to determine the form of payment. The permitted forms of benefit payments are:

     a)   A lump sum amount which is equal to the Account balance; and,

     b) Annual installments for a period of up to ten (10) years where the annual payment shall be equal to the balance of the Account immediately prior to the payment, multiplied by a fraction, the numerator of which is one (1) and the denominator of which commences at the number of annual payment initially chosen and is reduced by one
          (1) in each succeeding year. Earnings on the unpaid balance shall be based on the most recent allocation among the available Valuation Funds chosen by the Participant, made in accordance with Section 4.3, above.

5.7. SMALL ACCOUNT. If the total of a Participant's unpaid Account balances as of the Participant's Retirement is less than $50,000, the remaining unpaid, Account(s) may be paid in a lump sum at the discretion of the Committee, notwithstanding any election by the Participant to the contrary.

5.8. WITHHOLDING; PAYROLL TAXES. Company shall withhold from any payment made pursuant to this Plan any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary, however, may elect not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto.

5.9. PAYMENT TO GUARDIAN. If a Plan benefit is payable to a minor or a person declared incompetent or to a person incapable of handling the disposition of the property, the Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Committee and Company from all liability with respect to such benefit.

5.10.EFFECT OF PAYMENT.  The full payment of the  applicable  benefit under this
     Article V shall completely discharge all obligations on the part of the Company to the Participant (and the Participant's Beneficiary) with respect to the operation of this Plan, and the Participant's (and Participant's Beneficiary's) rights under this Plan shall terminate.


                      ARTICLE VI - BENEFICIARY DESIGNATION


6.1. BENEFICIARY DESIGNATION. Each Participant shall have the right, at any time, to designate one (1) or more persons or entity as Beneficiary (both primary as well as secondary) to whom benefits under this Plan shall be paid in the event of Participant's death prior to complete distribution of the Participant's Account balance. Each Beneficiary designation shall be in a written form prescribed by the Committee and shall be effective only when filed with the

     Committee during the Participant's lifetime. Designation by a married Participant to the Participant's spouse of less than a fifty percent (50%) interest in the benefit due shall not be effective unless the spouse executes a written consent that acknowledges the effect of the designation, or it is established that the consent cannot be obtained because the spouse cannot be located.

6.2. CHANGING BENEFICIARY. Any Beneficiary designation may be changed by an unmarried Participant without the consent of the previously named
     Beneficiary by the filing of a new Beneficiary designation with the Committee. A married Participant's Beneficiary designation may be changed by a Participant with the consent of the Participant's spouse as provided for in Section 6.1 above. The filing of a new designation shall cancel all designations previously filed.

6.3. CHANGE IN MARITAL STATUS. If the Participant's marital status changes after the Participant has designated a Beneficiary, the following shall apply:

     a) If the Participant is married at death but was unmarried when the designation was made, the designation shall be void unless the spouse has consented to it in the manner prescribed in Section 6.1 above.

     b) If the Participant is unmarried at death but was married when the designation was made:

          i) The designation shall be void if the spouse was named as Beneficiary.

          ii) The designation shall remain valid if the spouse was not name and a non-spouse Beneficiary was named.


     c) If the Participant was married when the designation was made and is married to a different spouse at death, the designation shall be void unless the new spouse has consented to it in the manner prescribed in
          Section 6.1 above.

6.4. NO BENEFICIARY DESIGNATION. If any Participant fails to designate a Beneficiary in the manner provided above, if the designation is void, or if the Beneficiary designated by a deceased Participant dies before the Participant or before complete distribution of the Participant's benefits, the Participant's Beneficiary shall be the person in the first of the following classes in which there is a survivor:

      a)   The Participant's surviving spouse;

      b) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves surviving issue, then such issue shall take by right of representation the share the deceased child would have taken if living;

      c)   The Participant's estate.

6.5. EFFECT OF PAYMENT. Payment to the Beneficiary shall completely discharge the Company's obligations under this Plan.

                          ARTICLE VII - ADMINISTRATION

7.1. COMMITTEE; DUTIES. This Plan shall be administered by the Committee, which shall consist of not less than three (3) persons appointed by the Board, except after a Change in Control as provided in Section 7.5 below. The Committee shall have the authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. A majority vote of the Committee members shall control any decision. Members of the Committee may be Participants under this Plan.

7.2. AGENTS. The Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Company.

7.3. BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.

7.4. INDEMNITY OF COMMITTEE. The Company shall indemnify and hold harmless the members of the Committee against any and all claims, loss, damage, expense or liability arising from any action or failure to act with respect to this Plan on account of such member's service on the Committee, except in the case of gross negligence or willful misconduct.

7.5. ELECTION OF COMMITTEE AFTER CHANGE IN CONTROL. After a Change in Control, vacancies on the Committee shall be filled by majority vote of the remaining Committee members and Committee members may be removed only by such a vote. If no Committee members remain, a new Committee shall be elected by majority vote of the Participants in the Plan immediately preceding such Change in Control. No amendment shall be made to Article VII or other Plan provisions regarding Committee authority with respect to the Plan without prior approval by the Committee.


                         ARTICLE VIII - CLAIMS PROCEDURE

8.1. CLAIM.   Any  person  or  entity   claiming  a   benefit,   requesting   an
     interpretation or ruling under the Plan (hereinafter referred to as "Claimant"), or requesting information under the Plan shall present the request in writing to the Committee, which shall respond in writing as soon as practicable.

8.2. DENIAL OF CLAIM. If the claim or request is denied, the written notice of denial shall state:

     a) The reasons for denial, with specific reference to the Plan provisions on which the denial is based;

     b) A description of any additional material or information required and an explanation of why it is necessary; and

     c)   An explanation of the Plan's claim review procedure.

8.3. REVIEW OF CLAIM. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Committee. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Committee of Claimant's claim or request. The claim or request shall be reviewed by the Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

8.4. FINAL DECISION.  The decision on review shall normally be made within sixty
     (60) days after the Committee's receipt of claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                 ARTICLE IX - AMENDMENT AND TERMINATION OF PLAN

9.1. AMENDMENT. The Board may at any time amend the Plan by written instrument, notice of which is given to all Participants and to Beneficiary receiving installment payments, except that no amendment shall reduce the amount accrued in any Account as of the date such notice of the amendment is given.

9.2. COMPANY'S RIGHT TO TERMINATE. The Board may at any time partially or completely terminate the Plan if, in its judgement, the tax, accounting or other effects of the continuance of the Plan, or potential payments thereunder would not be in the best interests of Company.

     a) PARTIAL TERMINATION. The Board may partially terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments. If such a partial termination occurs, the Plan shall continue to operate and be effective with regard to Deferral Commitments entered into prior to the effective date of such partial termination.

     b) COMPLETE TERMINATION. The Board may completely terminate the Plan by instructing the Committee not to accept any additional Deferral Commitments, and by terminating all ongoing Deferral Commitments. In the event of complete termination, the Plan shall cease to operate and Company shall distribute each Account to the appropriate Participant. Payment shall be made as a lump sum within ninety (90) days of plan termination.

                            ARTICLE X - MISCELLANEOUS

10.1.UNFUNDED PLAN. This plan is an unfunded plan maintained primarily to provide deferred compensation benefits for a select group of "management or highly-compensated employees" within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and therefore is exempt from the provisions of Parts 2, 3 and 4 of Title I of ERISA. Accordingly, the Board may terminate the Plan and make no further benefit payments or remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3 (2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

10.2.COMPANY OBLIGATION. The obligation to make benefit payments to any Participant under the Plan shall be an obligation solely of the appropriate Company with respect to the deferred Compensation receivable from, and contributions by, that Company and shall not be an obligation of another company, including any other subsidiary, affiliate or subsidiary.

10.3.UNSECURED  GENERAL  CREDITOR.  Notwithstanding  any other provision of this
     Plan, Participants and Participants' Beneficiary shall be unsecured general creditors, with no secured or preferential rights to any assets of the appropriate Company or any other party for payment of benefits under this Plan. Any property held by Company for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. Company's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

10.4.TRUST FUND. Company shall be responsible for the payment of all benefits provided under the Plan. At its discretion, Company may establish one (1) or more trusts, with such trustees as the Board may approve, for the purpose of assisting in the payment of such benefits. Although such a trust shall be irrevocable, its assets shall be held for payment of all Company's general creditors in the event of insolvency. To the extent any benefits provided under the Plan are paid from any such trust, Company shall have no further obligation to pay them. If not paid from the trust, such benefits shall remain the obligation of Company.

10.5.NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgements, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

10.6.NOT A CONTRACT OF EMPLOYMENT. This Plan shall not constitute a contract of employment between Company and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of Company or to interfere with the right of the Company to discipline or discharge a Participant at any time.

10.7.PROTECTIVE PROVISIONS. A Participant will cooperate with Company by furnishing any and all information requested by Company, in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Company may deem necessary and taking such other action as may be requested by Company.

10.8.GOVERNING LAW. The provisions of this Plan shall be construed and interpreted according to the laws of the State of Iowa, except as preempted by federal law.

10.9.VALIDITY. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

10.10.NOTICE. Any notice required or permitted under the Plan shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notice to the Committee shall be directed to the company's address. Mailed notice to a Participant or Beneficiary shall be directed to the individual's last known address in company's records.

10.11.SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of Company and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise acquire all or substantially all of the business and assets of Company, and successors of any such corporation or other business entity.

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                 EXECUTIVE VOLUNTARY DEFERRED COMPENSATION PLAN
                                    EXHIBIT A



Following  are  the  valuation  funds  for  the  Executive   Voluntary  Deferred
Compensation Plan as of July 1, 1999:


o    Russell 1000 Value Index (Large Cap Value)

o    S&P 500 Index [dividends reinvested] (Large Cap Core)

o    Russell 1000 Growth Index (Large Cap Growth)

o    Russell 2000 Value Index (Small Cap Value)

o    Russell 2000 Growth Index (Small Cap Growth)

o    Morgan Stanley EAFE (International)

o    Lehman Brothers Aggregate (Core Bond)

o 1 Year Treasury Bill Yield to Maturity [4.3% for 1999, future years set to yield to maturity on 10/15] (Stable Value)



The Company reserves the right to change the valuation funds at any time.